EXHIBIT 99.13

Performance Calculations

PACIFIC SELECT FUND
Support Variable Annuity Separate Account "A" Prospectus -
Separate Account Performance Calculation

                                     Money         Managed        Gov't        High Yield        Growth         Equity
                                     Market         Bond        Securities        Bond             LT           Income
                                 ------------------------------------------------------------------------------------------
Inception Date:                     01/04/88       01/04/88       01/04/88       01/04/88       01/04/94       01/04/88
Valuation Date:                     12/31/94       12/31/94       12/31/94       12/31/94       12/31/94       12/31/94
# of Days Since Inception:             2,554          2,554          2,554          2,554            362          2,554
Initial Investment:                80,000.00      80,000.00      80,000.00      80,000.00      80,000.00      80,000.00
Annual M&E and Admin. Exp. Rate:       1.40%          1.40%          1.40%          1.40%          1.40%          1.40%
                                 ------------------------------------------------------------------------------------------
Total Return 1984 (Before Exp.)
Value At 12/31/84
Contract Fee
Value After Fee
---------------------------------------------------------------------------------------------------------------------------
Total Return 1985 (Before Exp.)
Value At 12/31/85
Contract Fee
Value After Fee
---------------------------------------------------------------------------------------------------------------------------
Total Return 1986 (Before Exp.)
Value At 12/31/86
Contract Fee
Value After Fee
---------------------------------------------------------------------------------------------------------------------------
Total Return 1987 (Before Exp.)
Value At 12/31/87
Contract Fee
Value After Fee
---------------------------------------------------------------------------------------------------------------------------
Total Return 1988 (Before Exp.)        5.85%          7.11%          6.65%          8.30%                         8.25%
Value 12/31/88                     83,560.00      84,568.00      84,200.00      85,520.00                     85,480.00
Contract Fee                           40.00          40.00          40.00          40.00                         40.00
Value After Fee                    83,520.00      84,528.00      84,160.00      85,480.00                     85,440.00
---------------------------------------------------------------------------------------------------------------------------
Total Return 1989 (Before Exp.)        8.73%         14.74%         14.61%          4.16%                        29.22%
Value At 12/31/89                  89,642.02      95,804.04      95,277.54      87,839.25                    109,209.41
Contract Fee                           40.00          40.00          40.00          40.00                          0.00
Value After Fee                    89,602.02      95,764.04      95,237.54      87,799.25                    109,209.41
---------------------------------------------------------------------------------------------------------------------------
Total Return 1990 (Before Exp.)        7.92%          8.52%          8.01%          0.38%                        -7.54%
Value At 12/31/90                  95,444.07     102,582.43     101,532.74      86,903.70                     99,446.09
Contract Fee                           40.00           0.00           0.00          40.00                         40.00
Value After Fee                    95,404.07     102,582.43     101,532.74      86,863.70                     99,406.09
---------------------------------------------------------------------------------------------------------------------------
Total Return 1991 (Before Exp.)        5.74%         17.03%         16.67%         24.58%                        31.42%
Value At 12/31/91                  99,544.60     118,616.07     117,036.79     106,998.70                    129,247.79
Contract Fee                           40.00           0.00           0.00           0.00                          0.00
Value After Fee                    99,504.60     118,616.07     117,036.79     106,998.70                    129,247.79
---------------------------------------------------------------------------------------------------------------------------
Total Return 1992 (Before Exp.)        3.22%          8.68%          7.52%         18.72%                         5.36%
Value At 12/31/92                 101,315.59     127,251.32     124,199.44     125,530.88                    134,366.01
Contract Fee                            0.00           0.00           0.00           0.00                          0.00
Value After Fee                   101,315.59     127,251.32     124,199.44     125,530.88                    134,366.01
---------------------------------------------------------------------------------------------------------------------------

                                                    Bond &         Multi-        Equity          Inter-
                                     Equity         Income        Strategy       Index          national
                                 ------------------------------------------------------------------------------------------
Inception Date:                     01/01/84       01/01/84       01/04/88       01/30/91       01/04/88
Valuation Date:                     12/31/94       12/31/94       12/31/94       12/31/94       12/31/94
# of Days Since Inception:             4,018          4,018          2,554          1,432          2,554
Initial Investment:                80,000.00      80,000.00      80,000.00      80,000.00      80,000.00
Annual M&E and Admin. Exp. Rate:       1.40%          1.40%          1.40%          1.40%          1.40%
                                 ------------------------------------------------------------------------------------------
Total Return 1984 (Before Exp.)        9.80%         14.76%
Value At 12/31/84                  86,720.00      90,688.00
Contract Fee                           40.00          40.00
Value After Fee                    86,680.00      90,648.00
---------------------------------------------------------------------------------------------------------------------------
Total Return 1985 (Before Exp.)       30.02%         27.61%
Value At 12/31/85                 111,487.82     114,406.84
Contract Fee                            0.00           0.00
Value After Fee                   111,487.82     114,406.84
---------------------------------------------------------------------------------------------------------------------------
Total Return 1986 (Before Exp.)       20.92%         21.39%
Value At 12/31/86                 133,250.24     137,276.77
Contract Fee                            0.00           0.00
Value After Fee                   133,250.24     137,276.77
---------------------------------------------------------------------------------------------------------------------------
Total Return 1987 (Before Exp.)        2.18%         -2.09%
Value At 12/31/87                 134,289.59     132,485.81
Contract Fee                            0.00           0.00
Value After Fee                   134,289.59     132,485.81
---------------------------------------------------------------------------------------------------------------------------
Total Return 1988 (Before Exp.)        7.19%          6.37%          6.85%                        17.69%
Value 12/31/88                    142,064.96     139,070.35      84,360.00                     93,032.00
Contract Fee                            0.00           0.00          40.00                         40.00
Value After Fee                   142,064.96     139,070.35      84,320.00                     92,992.00
---------------------------------------------------------------------------------------------------------------------------
Total Return 1989 (Before Exp.)       30.12%         17.04%         23.42%                        20.51%
Value At 12/31/89                 182,866.01     160,820.96     102,887.26                    110,762.77
Contract Fee                            0.00           0.00           0.00                          0.00
Value After Fee                   182,866.01     160,820.96     102,887.26                    110,762.77
---------------------------------------------------------------------------------------------------------------------------
Total Return 1990 (Before Exp.)       -2.55%          3.27%         -1.47%                       -13.48%
Value At 12/31/90                 175,642.80     163,828.31      99,934.40                     94,281.27
Contract Fee                            0.00           0.00          40.00                         40.00
Value After Fee                   175,642.80     163,828.31      99,894.40                     94,241.27
---------------------------------------------------------------------------------------------------------------------------
Total Return 1991 (Before Exp.)       29.77%         24.32%         24.03%         24.88%         10.92%
Value At 12/31/91                 225,472.67     201,377.76     122,500.50      98,784.00     103,213.04
Contract Fee                            0.00           0.00           0.00          40.00           0.00
Value After Fee                   225,472.67     201,377.76     122,500.50      98,744.00     103,213.04
---------------------------------------------------------------------------------------------------------------------------
Total Return 1992 (Before Exp.)        6.30%          8.09%          5.57%          6.95%         -9.78%
Value At 12/31/92                 236,520.83     214,849.93     127,608.77     104,224.29      91,673.82
Contract Fee                            0.00           0.00           0.00           0.00          40.00
Value After Fee                   236,520.83     214,849.93     127,608.77     104,224.29      91,633.82
---------------------------------------------------------------------------------------------------------------------------

PACIFIC SELECT FUND
Support Variable Annuity Separate Account "A" Prospectus -
Separate Account Performance Calculation

                                     Money         Managed        Gov't        High Yield        Growth         Equity
                                     Market         Bond        Securities        Bond             LT           Income
                                 ------------------------------------------------------------------------------------------
Total Return 1993 (Before Exp.)        2.58%         11.63%         10.79%         18.01%                         8.29%
Value At 12/31/93                 102,511.11     140,269.13     135,861.76     146,381.55                    143,623.82
Contract Fee                            0.00           0.00           0.00           0.00                          0.00
Value After Fee                   102,511.11     140,269.13     135,861.76     146,381.55                    143,623.82
---------------------------------------------------------------------------------------------------------------------------
Total Return 1994 (Before Exp.)        3.76%         -4.36%         -5.10%          0.42%         13.25%         -0.28%
Value At 12/31/94                 104,930.37     132,189.63     127,030.75     144,947.01      89,480.00     141,210.94
Contract Fee                            0.00           0.00           0.00           0.00          40.00           0.00
Value After Fee                   104,930.37     132,189.63     127,030.75     144,947.01      89,440.00     141,210.94
---------------------------------------------------------------------------------------------------------------------------

One Year Returns                       2.36%         -5.76%         -6.50%         -0.98          11.80%         -1.68%
                                                                                        (Less than 1 Yr)
Three Years Cumulative Returns         5.45%         11.44%          8.54%         35.47%      N/A                9.26%
Annualized                             1.79%          3.68%          2.77%         10.65%      N/A                2.99%

Five Years Cumulative Returns         17.11%         38.04%         33.38%         65.09%      N/A               29.30%
Annualized                             3.21%          6.66%          5.93%         10.55%      N/A                5.27%

Ten Years Cumulative Returns          N/A            N/A            N/A            N/A         N/A               N/A
Annualized                            N/A            N/A            N/A            N/A         N/A               N/A

Cumulative Returns Since Inception    31.16%         65.24%         58.79%         81.18%         11.80%         76.51%
Annualized                             3.95%          7.44%          6.83%          8.87%         11.90%          8.46%

                                                    Bond &         Multi-        Equity          Inter-
                                     Equity         Income        Strategy       Index          national
                                 ------------------------------------------------------------------------------------------
Total Return 1993 (Before Exp.)       16.06%         19.39%          9.25%          9.38%         30.02%
Value At 12/31/93                 271,194.78     253,501.43     137,626.06     112,541.39     117,859.42
Contract Fee                            0.00           0.00           0.00           0.00           0.00
Value After Fee                   271,194.78     253,501.43     137,626.06     112,541.39     117,859.42
---------------------------------------------------------------------------------------------------------------------------
Total Return 1994 (Before Exp.)       -2.87%         -8.36%         -1.50%          1.05%          3.01%
Value At 12/31/94                 259,614.77     228,759.69     133,634.91     112,147.50     119,756.96
Contract Fee                            0.00           0.00           0.00           0.00           0.00
Value After Fee                   259,614.77     228,759.69     133,634.91     112,147.50     119,756.96
---------------------------------------------------------------------------------------------------------------------------

One Year Returns                      -4.27%         -9.76%         -2.90%         -0.35%          1.61%

Three Years Cumulative Returns        15.14%         13.60%          9.09%         13.57%         16.03%
Annualized                             4.81%          4.34%          2.94%          4.33%          5.08%

Five Years Cumulative Returns         41.97%         42.24%         29.88%      N/A                8.12%
Annualized                             7.26%          7.30%          5.37%      N/A                1.57%

Ten Years Cumulative Returns         199.51%        152.36%      N/A            N/A            N/A
Annualized                            11.59%          9.70%      N/A            N/A            N/A

Cumulative Returns Since Inception   224.52%        185.95%         67.04%         40.18%         49.70%
Annualized                            11.29%         10.01%          7.61%          8.99%          5.94%

Remark: First year information is for the period from the inception date (commencement of operations) to the end of that year (December 31).

PACIFIC SELECT FUND
Support Variable Annuity Separate Account "A" Prospectus - Various Benchmark Performance Calculations

                                         1  year     3  years     5  years     10  years
                                       ----------- ------------ ------------ -------------
A. Annualized Rates of Return for
   Periods Ended December 31, 1994:
Donoghue MF                               3.76%        3.37%        5.11%         N/A
EAFE                                      7.80%        7.86%        1.50%           17.54%
First Boston                             -0.97%       11.16%       13.08%         N/A
LBG/Bond                                 -3.37%        4.66%        7.53%         N/A
LBG/C Bond                               -3.51%        4.85%        7.70%           9.84%
Russell 2500                             -1.05%       10.22%       10.86%         N/A
S&P 500                                   1.27%        6.23%        8.66%           14.37%


B. Cumulative Rates of Return for
    Periods Ended December 31, 1994:
(Computed based on the formula below)
Donoghue MF                               3.76%       10.45%       28.30%         N/A
EAFE                                      7.80%       25.48%        7.73%           403.33%
First Boston                             -0.97%       37.36%       84.90%         N/A
LBG/Bond                                 -3.37%       14.64%       43.76%         N/A
LBG/C Bond                               -3.51%       15.27%       44.90%           155.63%
Russell 2500                             -1.05%       33.90%       67.45%         N/A
S&P 500                                   1.27%       19.88%       51.48%           282.93%

---------------------------
  FORMULA FOR CALCULATING
  -----------------------
    CUMULATIVE RATES
    ----------------

A=Annualized Return
C=Cumulative Return
Y=# of Years

A=[(C+1) circumflex (1/Y)]-1
A+1=(C+1) circumflex (1/Y)
(A+1) circumflex Y=C+1
C=[(A+1) circumflex Y]-1

---------------------------


Support Variable Annuity - Separate Account "A" SEC Filing

A. Annualized Rates of Return for Periods Ended December 31, 1994
-----------------------------------------------------------------

                      1 Year         3 Years         5 Years           10 Years     Since Inception
                    ---------------------------------------------------------------------------------
Money Market              2.36%          1.79%           3.21%            N/A                   3.95%
-----------------------------------------------------------------------------------------------------
Managed Bond             -5.76%          3.68%           6.66%            N/A                   7.44%
-----------------------------------------------------------------------------------------------------
Government Securities    -6.50%          2.77%           5.93%            N/A                   6.83%
-----------------------------------------------------------------------------------------------------
High Yield Bond          -0.98%         10.65%          10.55%            N/A                   8.87%
-----------------------------------------------------------------------------------------------------
Growth LT                11.90%        N/A             N/A                N/A                  11.90%
-----------------------------------------------------------------------------------------------------
Equity Income            -1.68%          2.99%           5.27%            N/A                   8.46%
-----------------------------------------------------------------------------------------------------
Equity                   -4.27%          4.81%           7.26%           11.59%                11.29%
-----------------------------------------------------------------------------------------------------
Bond & Income            -9.76%          4.34%           7.30%            9.70%                10.01%
-----------------------------------------------------------------------------------------------------
Multi-Strategy           -2.90%          2.94%           5.37%            N/A                   7.61%
-----------------------------------------------------------------------------------------------------
Equity Index             -0.35%          4.33%         N/A                N/A                   8.99%
-----------------------------------------------------------------------------------------------------
International             1.61%          5.08%           1.57%            N/A                   5.94%

Donoghue MF               3.76%          3.37%           5.11%            N/A             N/A
-----------------------------------------------------------------------------------------------------
EAFE                      7.80%          7.86%           1.50%              17.54%        N/A
-----------------------------------------------------------------------------------------------------
First Boston             -0.97%         11.16%          13.08%            N/A             N/A
-----------------------------------------------------------------------------------------------------
LBG/Bond                 -3.37%          4.66%           7.53%            N/A             N/A
-----------------------------------------------------------------------------------------------------
LBG/C Bond               -3.51%          4.85%           7.70%               9.84%        N/A
-----------------------------------------------------------------------------------------------------
Russell 2500             -1.05%         10.22%          10.86%            N/A             N/A
-----------------------------------------------------------------------------------------------------
S&P 500                   1.27%          6.23%           8.66%              14.37%        N/A

B. Cummulative Rates of Return for Periods Ended December 31, 1994
------------------------------------------------------------------

                      1 Year         3 Years         5 Years           10 Years     Since Inception
                    ---------------------------------------------------------------------------------
Money Market              2.36%          5.45%          17.11%            N/A                  31.16%
-----------------------------------------------------------------------------------------------------
Managed Bond             -5.76%         11.44%          38.04%            N/A                  65.24%
-----------------------------------------------------------------------------------------------------
Government Securities    -6.50%          8.54%          33.38%            N/A                  58.79%
-----------------------------------------------------------------------------------------------------
High Yield Bond          -0.98%         35.47%          65.09%            N/A                  81.18%
-----------------------------------------------------------------------------------------------------
Growth LT      (1)       11.80%        N/A             N/A                N/A                  11.80%
-----------------------------------------------------------------------------------------------------
Equity Income            -1.68%          9.26%          29.30%            N/A                  76.51%
-----------------------------------------------------------------------------------------------------
Equity                   -4.27%         15.14%          41.97%          199.51%               224.52%
-----------------------------------------------------------------------------------------------------
Bond & Income            -9.76%         13.60%          42.24%          152.36%               185.95%
-----------------------------------------------------------------------------------------------------
Multi-Strategy           -2.90%          9.09%          29.88%            N/A                  67.04%
-----------------------------------------------------------------------------------------------------
Equity Index             -0.35%         13.57%         N/A                N/A                  40.18%
-----------------------------------------------------------------------------------------------------
International             1.61%         16.03%           8.12%            N/A                  49.70%

Donoghue MF               3.76%         10.45%          28.30%            N/A             N/A
-----------------------------------------------------------------------------------------------------
EAFE                      7.80%         25.48%           7.73%              403.33%       N/A
-----------------------------------------------------------------------------------------------------
First Boston             -0.97%         37.36%          84.90%            N/A             N/A
-----------------------------------------------------------------------------------------------------
LBG/Bond                 -3.37%         14.64%          43.76%            N/A             N/A
-----------------------------------------------------------------------------------------------------
LBG/C Bond               -3.51%         15.27%          44.90%              155.63%       N/A
-----------------------------------------------------------------------------------------------------
Russell 2500             -1.05%         33.90%          67.45%            N/A             N/A
-----------------------------------------------------------------------------------------------------
S&P 500                   1.27%         19.88%          51.48%              282.93%       N/A

               (1) Cumulative return is for the period from January 4, 1994
                   (commencement of operations) to December 31, 1994.

                       PACIFIC CORINTHIAN VARIABLE FUND
                           Total Return Year to Date

Bond and Income Series
----------------------

                                          ($)      Total Share   Total Shares    Total
  Date      Div/Share       NAV/Sh     Div Rec'd      Rec'd         Owned        Value
12/31/93                  13.046607                   1.000         1.000        $13.05
01/31/94    0.0710954     13.317657      0.07         0.005         1.005        $13.39
02/28/94    0.6745144     12.129527      0.68         0.056         1.061        $12.87
03/31/94    0.0690597     11.537376      0.07         0.006         1.068        $12.32
04/30/94    0.0658098     11.232058      0.07         0.006         1.074        $12.06
05/31/94    0.0708977     11.033858      0.08         0.007         1.081        $11.92
06/30/94    0.0694475     10.917000      0.08         0.007         1.088        $11.87
07/31/94    0.0694012     11.220469      0.08         0.007         1.094        $12.28
08/31/94    0.0699320     11.059854      0.08         0.007         1.101        $12.18
09/30/94    0.0700774     10.610582      0.08         0.007         1.109        $11.76
10/31/94    0.0705241     10.513299      0.08         0.007         1.116        $11.73
11/30/94    0.0706726     10.476844      0.08         0.008         1.124        $11.77
12/31/94    0.2174179     10.423590      0.24         0.023         1.147        $11.96

Total Value of a share @ 12/30/94                                                $11.96

        Year to Date TR       (11.96-13.05)/13.05  -8.36%

Equity
------

                                          ($)      Total Share   Total Shares    Total
  Date      Div/Share       NAV/Sh     Div Rec'd      Rec'd         Owned        Value
12/31/93                  14.941376                                 1.000        $14.94
01/31/94    0.0012806     15.599130      0.00         0.000         1.000        $15.60
02/28/94    0.1743659     15.288211      0.17         0.011         1.011        $15.46
03/31/94    0.0034810     14.571105      0.00         0.000         1.012        $14.74
04/30/94    0.0028695     14.629531      0.00         0.000         1.012        $14.80
05/31/94    0.0215172     14.736860      0.02         0.001         1.013        $14.93
06/30/94    0.0132887     14.109000      0.01         0.001         1.014        $14.31
07/31/94    0.0052127     14.209388      0.01         0.000         1.015        $14.42
08/31/94    0.0341456     14.873153      0.03         0.002         1.017        $15.13
09/30/94    0.0125200     14.270171      0.01         0.001         1.018        $14.53
10/31/94    0.0019013     14.778154      0.00         0.000         1.018        $15.05
11/30/94    0.0525285     14.293964      0.05         0.004         1.022        $14.61
12/31/94                  14.202413      0.00         0.000         1.022        $14.51

Total Value of a share @ 12/30/94                                                $14.51

        Year to Date TR       (14.51-14.94)/14.94  -2.87%